UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

December 11, 2024
Date of Report (Date of earliest event reported)

MAGNITE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36384	20-8881738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1250 Broadway, 15th Floor
New York, New York 10001
(Address of principal executive offices, including zip code)

(212) 243-2769
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00001 per share	MGNI	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 11, 2024, Magnite, Inc. (the “Company”) appointed Sean Buckley as its President, Revenue and Katie Evans as its President, Operations. Prior to these appointments, Mr. Buckley served as the Company’s Chief Revenue Officer and Ms. Evans served as the Company’s Chief Operating Officer.
Mr. Buckley, age 37, served as the Company’s Chief Revenue Officer since January 2022. From May 2021 through December 2021, Mr. Buckley served as the Company’s Chief Revenue Officer, CTV. Prior to the Company’s acquisition of SpotX, Inc. in May 2021, he served as the Chief Operating Officer for SpotX from January 2020 to May 2021, Chief Revenue Officer from January 2017 to January 2020, and SVP, Global Revenue from July 2014 to January 2017. Mr. Buckley holds a B.S. in Business Administration from Northeastern University. Mr. Buckley has no family relationship with any director or executive officer of the Company. Mr. Buckley has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Ms. Evans, age 39, served as the Company’s Chief Operating Officer since September 2020. From April 1, 2020 through August 2020, Ms. Evans served as the Company’s General Manager, CTV. Prior to the Company’s acquisition of Telaria, Inc. in April 2020, she served as Chief Operating Officer of Telaria, Inc., from March 2017 to April 2020 and as Senior Vice President, Strategy and Operations, from November 2015 to March 2017. Ms. Evans holds a B.S. in Business Administration from the University of Richmond. Ms. Evans has no family relationship with any director or executive officer of the Company. Ms. Evans has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNITE, INC.

Date:	December 12, 2024	By:	/s/ David Day
David Day
Chief Financial Officer